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                            Prudential Mutual Funds
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                         National Municipals Fund, Inc.

SUPPLEMENT TO PROSPECTUS DATED MARCH 3, 1999

How to Buy, Sell and Exchange Shares of the Fund

The section entitled 'How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares' is amended as follows:

   The third paragraph under 'Reducing or Waiving Class A's Initial Sales Charge--Increase the Amount of Your Investment' is amended to read in its entirety as follows:

  Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      - Mutual fund 'wrap' or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services; or

      - Mutual fund 'supermarket' programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

         Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   The first paragraph under 'Qualifying for Class Z Shares' is amended to read in its entirety as follows:

  Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option.

MF104C2

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  Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      - Mutual fund 'wrap' or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

      - Mutual fund 'supermarket' programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

         Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   Other Types of Investors. Class Z shares can also be purchased by any of the following:

         - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

         - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund); and

         - Prudential, with an investment of $10 million or more.

The date of this Supplement is July 23, 1999.